(ICON)

Prudential
Pacific
Growth
Fund, Inc.

ANNUAL
REPORT
Oct. 31, 1995

(LOGO)

Prudential Pacific Growth Fund, Inc.
Performance At A Glance.

It's been a difficult year for Pacific Basin stocks. A series of negative surprises sent most stocks lower over the winter. The good news is that prices have rebounded over the last six months, as economic growth and corporate profits bounced back. Despite these gains, total return for the year for Prudential Pacific Growth Fund and the Lipper average were both negative, although the Fund did perform better than the Lipper average by losing significantly less. The Morgan Stanley Pacific Index was even deeper in negative territory, losing 11.0% for the year. However, for the most recent six-month period ended October 31, we are pleased to report that the Prudential Pacific Growth Fund had a positive performance, twice as good in percentage terms as the average Pacific fund measured by Lipper Analytical Services.

Cumulative Total Returns1                               As of 10/31/95
                               One        Since
                               Year     Inception2
Class A                        -6.2%        61.3%
Class B                        -6.8         57.4
Class C                        -6.8         -7.2
Lipper Pacific Fund Avg3       -9.5         52.8

Average Annual Total Returns1                           As of 9/30/95
                               One        Since
                               Year     Inception2
Class A                        -9.0%       15.0%
Class B                        -9.8        15.5
Class C                        -5.8        -4.7

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2 Inception dates: 7/24/92  Class A and Class B; 8/1/94 Class C.

3 The Lipper Fund average includes 41 funds for six months; 36 for one year, and 16 funds since inception, as determined by Lipper Analytical Services, Inc.

How Investments Compared.
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns in the U.S. market (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns are historically lower than those of stock funds.

Global Stock Funds will also fluctuate a great deal. Historically, foreign investments have offered greater returns than domestic investments. However, investments overseas are subject to political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Dan Duane, Fund Manager                      (PICTURE)

Portfolio
Manager's Report

The Prudential Pacific Growth Fund invests at least 65% of its assets in stocks and other securities of companies doing business in, or domiciled in, the Pacific Basin. It may also invest outside the region. The Fund may invest in options on stocks, stock indices, foreign currencies and futures contracts on foreign currencies, and may purchase and sell futures contracts on foreign currencies and groups of currencies and on financial or stock indices to hedge its portfolio. Because the Fund invests in securities traded outside the U.S., it is subject to all the risks associated with foreign investing, including currency, political and social risks.

Strategy Session.
What We See Now.

Pacific Rim stocks are very attractively priced. Last winter, many foreign markets struggled through currency turmoil, financial scandals and a general crisis of confidence in the global stock markets. More recently, disappointed emerging markets investors have been selling, perhaps for tax-related reasons, depressing prices further. We don't think this selling has anything to do with economic fundamentals; it could in fact set the stage for better markets in 1996. Why? Economic growth has been more robust in many foreign countries than in the U.S. and while corporate earnings have exceeded expectations, they were not reflected in November stock prices.

Our strategy is to emphasize economically-sensitive stocks, particularly in the smaller Pacific Rim markets, where corporate earnings have been strong.

--We are adding to our holdings in Hong Kong, as companies there will be prime beneficiaries of renewed growth in mainland China.

--The Japanese economy has recently benefited from both the weakening yen (which makes exports more attractive to overseas consumers) and the government's action to strengthen the banking sector. We are adding to our holdings here, where we have 31% of total net assets.

--We are reducing our holdings in Malaysia, where the economy has been growing so rapidly that it is overheating--we see no signs the government will do anything to cool it down soon.

--Around the world, we are also buying stocks of firms that cater to the more affluent consumer as well as entertainment and leisure companies. As the baby boomers age, we think they'll have more disposable income to spend on the finer things in life.

A Growth Investor.
Daniel J. Duane, managing director and portfolio manager, works with a team of investment professionals to identify long-term economic, social and demographic themes that will lead to high earnings growth levels.

What Went Well.

Technology Was Tops
In Japan And Korea.

We benefited by holding technology stocks. Electronics as a sector represented 11% of our total net assets, and we focused on Japan and Korea. We took profits in Samsung Electronics, after the Korean stock nearly doubled. We are strong believers in the future of technology stocks, but prefer software now to hardware since we worry that new capacity now being added worldwide will eventually cause hardware oversupply, despite continuing robust demand for personal computers.

Australia Was
The Real Thing.

Our Australian holdings performed well. We increased our holdings there to 19% from 17% six months ago. Australia is where we hold our second largest percentage of assets, after Japan (31%). Our favorite stock down under is Coca-Cola Amatil, which has the distribution rights for the beverage in Australia, as well as franchises in Indonesia and much of Eastern Europe. We increased our stake in this company when the stock weakened at mid-year.

And Not So Well.
We Lingered
In Malaysia.

We remained in Malaysia, where the stock market was weak, and so, too, were our holdings. The economy there overheated, but the government has not yet done enough to cool it down. We reduced our holdings there to 6% from 11% by selling, among others, Resorts World Holdings (leisure and tourism).

Looking Ahead.
We are optimistic that many global markets will catch up to the U.S., posting stronger gains in coming months. Most Pacific Rim investors are more pessimistic than we are at this writing. The region is now experiencing the negative effects of redemptions in U.S.-based mutual funds investing in emerging markets. Nevertheless, we believe many companies still show strong potential for increased earnings both from productivity improvements and from the effects of economic growth. Looking at all the stock markets worldwide, the Pacific Rim is our favorite. Growth in China should take hold next year, which will really boost sales and revenues for the Asian companies that sell goods and services to China. Still, we wouldn't be surprised if the lingering effects of the year's financial turmoil continues to add an extra measure of volatility to global funds.

Five Largest Holdings.*
5.6%   Western Mining Corp.
       Metals-Nonferrous
3.9%   Coca-Cola Amatil
       Beverages & Tobacco
3.2%   Broken Hill Proprietary
       Other Energy Sources
3.2%   Nintendo Co.
       Recreation/Consumer
3.1%   Wing Tai Holdings
       Property Development

*Expressed as a percentage of total net assets as of 10/31/95.
Portfolio holdings are subject to change.

       Sector Breakdown.
Prudential Pacific Growth Fund, Inc.
        As of 10/31/95
            (CHART)

President's Letter                                  December 15, 1995
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.
The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age 59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.

From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

PRUDENTIAL PACIFIC GROWTH FUND, INC.       Portfolio of Investments as of
                                           October 31, 1995
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.2%
COMMON STOCKS--93.3%
------------------------------------------------------------
Australia--17.9%
3,837,700   AAPC, Ltd. (Leisure & Tourism)         $   2,220,587
2,710,599   Australian National Industries, Ltd.
              (Multi-Industry)                         2,125,620
  358,300   Brambles Industries, Ltd.
              (Business & Public Services)             3,808,162
1,055,616   Broken Hill Proprietary Co., Ltd.
              (Other Energy Sources)                  14,289,626
2,233,941   Coca Cola Amatil, Ltd.
              (Beverages & Tobacco)                   17,280,192
1,942,900   Nine Network Australia, Ltd.
              (Broadcasting & Publishing)              6,183,151
  832,000   Qantas Airways, Ltd.
              (Transportation-Airlines)                1,469,584
3,990,500   Sea World Property Trust, Ltd.
              (Leisure & Tourism)                      2,977,396
1,573,400   West Australia Newspaper, Ltd.
              (Broadcasting & Publishing)              4,564,017
3,903,300   Western Mining Corp. Holdings, Ltd.
              (Metals - Non Ferrous)                  25,022,297
                                                   -------------
                                                      79,940,632
------------------------------------------------------------
Hong Kong--16.3%
3,345,000   Amoy Properties, Ltd.
              (Property Investment)                    3,223,294
2,200,000   CITIC Pacific, Ltd. (Multi-Industry)       6,872,065
3,023,800   Consolidated Electric Power
              (Construction)                           6,120,894
2,825,600   Guoco Group, Ltd. (Multi-Industry)        13,084,020
3,532,000   Hong Kong & Shanghai Hotels, Ltd.
              (Leisure & Tourism)                      4,431,389
  597,604   HSBC Holdings, PLC (Banking)               8,695,879
12,167,000  Hung Hing Printing Group, Ltd.
              (Forest Products & Paper)                2,525,841
1,472,000   Hutchison Whampoa, Ltd.
              (Multi-Industry)                         8,110,822
  853,000   Jardine Matheson Holdings, Ltd.
              (Multi-Industry)                         5,203,300
1,100,000   New World Development Co., Ltd.
              (Property Development)               $   4,282,592
1,393,000   New World Infrastructure, Ltd.(a)
              (Construction)                           2,450,403
18,350,000  Techtronic Industries Co., Ltd.
              (Machinery & Engineering)                1,898,775
1,677,000   Wharf Holdings, Ltd.
              (Multi-Industry)                         5,661,364
                                                   -------------
                                                      72,560,638
------------------------------------------------------------
India--0.2%
  685,000   Indo Gulf Fertilizer Industries(a)
              (Basic Industries)                       1,010,375
------------------------------------------------------------
Indonesia--0.4%
   31,000   HM Sampoerna (Beverages & Tobacco)           286,658
1,545,100   Kabel Metal Indonesia
              (Industrial Components)                  1,403,245
                                                   -------------
                                                       1,689,903
------------------------------------------------------------
Japan--30.3%
  218,000   Aiwa Co.
              (Appliances & Household Durables)        4,733,105
   75,600   Autobacs Seven Co. (Retail)                7,134,866
  365,000   Daibiru Corp. (Property Investment)        3,712,469
    1,340   DDI Corp.
              (Telecommunications-Unregulated)        10,864,156
   52,400   Japan Associates Finance Co.
              (Financial Services)                     5,099,071
  211,000   Kato Denki Co. (Retail)                    5,530,367
   60,000   Keyence Corp.
              (Electronic Components &
              Instruments)                             7,393,643
   74,000   Kyocera Corp.
              (Electronic Components &
              Instruments)                             6,064,743
  760,000   Mitsui Fudosan Co., Ltd.
              (Property Investment)                    8,696,333
  197,000   Nichiei Co., Ltd. (Financial
              Services)                               12,234,230
  193,000   Nintendo Co., Ltd.
              (Recreation & Other Consumer
              Goods)                                  14,194,230

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

PRUDENTIAL PACIFIC GROWTH FUND, INC.     Portfolio of Investments as of
                                         October 31, 1995
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan cont'd.
  400,000   Nippon Electric Glass
              (Misc. Materials & Commodities)      $   7,393,643
  525,000   Nippon Express Co.
              (Transportation-Road & Rail)             4,261,614
  290,880   Nissen Co., Ltd. (Retail)                  8,392,137
  394,000   Omron Corp.
              (Electronic Components &
              Instruments)                             9,209,389
  149,000   Onward Kashiyama & Co., Ltd.
              (Textile-Apparel Manufacturing)          2,054,670
  168,000   Rohm Co., Ltd.
              (Electronic Components &
              Instruments)                            10,203,227
  185,500   Sony Music Entertainment, Inc.
              (Recreation & Other Consumer
              Goods)                                   7,946,112
                                                   -------------
                                                     135,118,005
------------------------------------------------------------
Korea--4.8%
   40,600   Mando Machinery Corp.
              (Automobiles & Auto Parts)               2,493,890
   18,812   Mando Machinery Corp.(a)
              (Automobiles & Auto Parts)                 644,311
   12,740   Pohang Iron & Steel Co., Ltd.
              (Metals - Steel)                         1,108,912
   14,829   Samsung Electronics Co., Ltd.
              (New, Series 1)(a)
              (Electronic Components &
              Instruments)                             3,265,617
    1,113   Samsung Electronics Co., Ltd.
              (New, Series 3)(a)
              (Electronic Components &
              Instruments)                               240,739
   55,308   Samsung Electronics Co., Ltd.(a)
              (Electronic Components &
              Instruments)                            12,143,689
   37,540   Shinwon Corp.(a) (Retail)                  1,545,462
                                                   -------------
                                                      21,442,620
------------------------------------------------------------
Malaysia--6.4%
4,256,000   IJM Corporation Berhad
              (Construction)                           7,003,968
    1,000   Kedah Cement Holdings Berhad
              (Building Materials & Components)            1,559
2,415,000   Kuala Lumpur Kepong Berhad
              (Misc. Materials & Commodities)      $   6,512,894
8,260,000   Renong Berhad (Multi-Industry)            12,617,638
  843,000   Technology Resources Industries
              Berhad(a)(Utilities-Telephones)          2,140,689
                                                   -------------
                                                      28,276,748
------------------------------------------------------------
New Zealand--3.2%
3,781,200   Fletcher Challenge, Ltd.
              (Forest Products & Paper)               10,001,987
3,224,500   Fletcher Forestry Challenge, Ltd.
              (Forest Products & Paper)                4,445,503
                                                   -------------
                                                      14,447,490
------------------------------------------------------------
Singapore--12.6%
1,327,000   City Developments, Ltd.
              (Property Development)                   8,220,354
1,290,750   First Capital Corp.
              (Property Development)                   3,490,736
  582,000   Fraser & Neave, Ltd.
              (Beverages & Tobacco)                    6,880,991
1,909,000   Hong Leong Finance, Ltd.
              (Financial Services)                     5,784,439
1,527,000   Overseas Union Bank (Banking)              9,513,345
1,604,750   Sembawang Maritime, Ltd.
              (Energy Equipment & Services)            5,430,588
  314,000   United Overseas Bank, Ltd. (Banking)       2,756,531
7,987,000   Wing Tai Holdings
              (Property Development)                  13,853,557
                                                   -------------
                                                      55,930,541
------------------------------------------------------------
Thailand--1.2%
  215,000   Bangkok Bank (Banking)                     2,221,339
  190,701   Land & House, Ltd.
              (Property Development)                   3,076,678
                                                   -------------
                                                       5,298,017
                                                   -------------
            Total common stocks
              (cost $373,590,889)                    415,714,969
                                                   -------------

--------------------------------------------------------------------------------
4                                        See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.           Portfolio of Investments as of
                                               October 31, 1995
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
PREFERRED STOCKS
------------------------------------------------------------
Australia--0.1%
   63,635   Bank of Melbourne, Ltd. (Banking)
              (cost $548,843)                      $     654,053
                                                   -------------
DEPOSITORY RECEIPTS--1.4%
------------------------------------------------------------
Australia--0.5%
  132,620   Qantas Airways, Ltd.
              (Transportation-Airlines)                2,342,503
------------------------------------------------------------
Indonesia--0.9%
  121,900   PT Indonesia Satellite
              (Telecommunications)                     4,037,938
                                                   -------------
            Total depository receipts (cost
              $5,984,489)                              6,380,441
                                                   -------------
CONVERTIBLE LOAN STOCKS
------------------------------------------------------------
Singapore--0.2%
  631,000   Sembawang Maritime, Ltd.
              (Energy Equipment & Services)
              (cost $402,346)                            730,396
                                                   -------------
WARRANTS(a)--1.8%
------------------------------------------------------------
Australia
            West Australian Newspaper, Ltd.
  214,071   expiring June '99 @ A$5.00
              (Broadcasting & Publishing)                 65,193
------------------------------------------------------------
Japan--0.7%
            Autobacs Seven Co.
      150   expiring Mar. '96 @ (Y)7,440
              (Retail)                                   283,125
            Nissen Co., Ltd.
      493   expiring Nov. '96 @ (Y)1,681
              (Retail)                                   618,743
            Nitori Co.
   10,250   expiring Feb. '98 @ (Y)2,724
              (Retail)                                 1,046,195
            Onward Kashiyama & Co., Ltd.
      927   expiring March '96 @ (Y)1,169
              (Textile-Apparel Manufacturing)      $   1,222,481
                                                   -------------
                                                       3,170,544
------------------------------------------------------------
Singapore--1.1%
            Hong Leong Finance, Ltd.
  190,200   expiring Nov.'98 @ SGD3.25
              (Financial Services)                       165,626
            Singapore Finance, Ltd.
  144,300   expiring June '99 @ SGD1.50
              (Financial Services)                        76,619
            United Overseas Bank, Ltd.
1,184,800   expiring June '97 @ SGD3.34
              (Banking)                                4,487,561
                                                   -------------
                                                       4,729,806
                                                   -------------
            Total warrants
              (cost $9,332,188)                        7,965,543
                                                   -------------
Principal
   Amount
    (000)
---------
CONVERTIBLE BONDS
------------------------------------------------------------
India--0.4%
            Gujarat Ambuja Cement
 US$1,350   3.50%, 6/30/99 (Building Materials &
              Components) (cost $2,020,598)            1,869,750
                                                   -------------
            Total long-term investments
              (cost $391,879,353)                    433,315,152
SHORT-TERM INVESTMENTS
------------------------------------------------------------
Repurchase Agreement--2.6%
            Joint Repurchase Agreement Account,
   11,403   5.89%, 11/1/95, (cost $11,403,000;
              Note 5)                                 11,403,000
                                                   -------------
------------------------------------------------------------
Total Investments--99.8%
            (cost $403,282,353; Note 4)              444,718,152
            Other assets in excess of
              liabilities--0.2%                        1,036,020
                                                   -------------
            Net Assets--100%                       $ 445,754,172
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Statement of Assets and Liabilities       PRUDENTIAL PACIFIC GROWTH FUND, INC.
-------------------------------------------------------------------------------

Assets
                                October 31, 1995
Investments, at value (cost
$403,282,353)................................................................
 ....      $444,718,152
Cash.........................................................................
 ................................         2,417,515
Foreign currency (cost
$2,012,928)..................................................................
 .........         2,005,337
Forward currency contracts-net amount receivable from
counterparties.........................................         9,752,998
Receivable for investments
sold.........................................................................
 .....         3,294,063
Dividends and interest
receivable...................................................................
 .........           933,890
Receivable for Fund shares
sold.........................................................................
 .....           583,571
Deferred expenses and other
assets.......................................................................
 ....            73,562

                                    ------------
   Total
assets.......................................................................
 .......................       463,779,088

                                    ------------
Liabilities
Payable for Fund shares
reacquired...................................................................
 ........        14,596,778
Forward currency contracts-net amount payable to
counterparties..............................................         1,876,035
Accrued expenses and other
liabilities..................................................................
 .....           502,589
Distribution fee
payable......................................................................
 ...............           325,353
Management fee
payable......................................................................
 .................           295,363
Payable for investments
purchased....................................................................
 ........           289,806
Withholding taxes
payable......................................................................
 ..............           112,221
Deferred Thailand capital gains tax
liability................................................................
      26,771

                                    ------------
   Total
liabilities..................................................................
 .......................        18,024,916

                                    ------------
Net
Assets.......................................................................
 ............................      $445,754,172

                                    ------------

                                    ------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ............      $     28,833
   Paid-in capital in excess of
par..........................................................................
     410,049,346

                                    ------------

                                     410,078,179
   Undistributed net foreign exchange
gains..................................................................
 5,673,168
   Accumulated net realized loss on
investments..............................................................
 (19,272,447)
   Net unrealized appreciation on investments and foreign
currencies.........................................        49,275,272

                                    ------------
Net assets, October 31,
1995.........................................................................
 ........      $445,754,172

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($98,998,227 / 6,286,560 shares of common stock issued and
outstanding)................................            $15.75
   Maximum sales charge (5% of offering
price)...............................................................
     .83

                                    ------------
   Maximum offering price to
public..........................................................................
          $16.58

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($344,312,820 / 22,387,242 shares of common stock issued and
outstanding)..............................            $15.38

                                    ------------

                                    ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($2,443,125 / 158,841 shares of common stock issued and
outstanding)...................................            $15.38

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
6                            See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1995
                                              ----------------
Income
   Dividends (net of foreign withholding
      taxes of $686,766)...................     $  7,392,951
   Interest................................          538,790
                                              ----------------
      Total income.........................        7,931,741
                                              ----------------
Expenses
   Management fee..........................        3,542,363
   Distribution fee--Class A...............          254,800
   Distribution fee--Class B...............        3,687,707
   Distribution fee--Class C...............           16,242
   Transfer agent's fees and expenses......          910,000
   Custodian's fees and expenses...........          700,000
   Reports to shareholders.................          290,000
   Registration fees.......................          110,000
   Audit fee...............................           48,000
   Directors' fees.........................           42,000
   Amortization of organization expense....           40,000
   Legal fees..............................           15,000
   Miscellaneous...........................           41,668
                                              ----------------
      Total expenses.......................        9,697,780
                                              ----------------
Net investment loss........................       (1,766,039)
                                              ----------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized loss on:
   Investment transactions.................      (13,436,387)
   Foreign currency transactions...........       (1,512,294)
                                              ----------------
                                                 (14,948,681)
                                              ----------------
Net change in unrealized
   appreciation on:
   Investments (net of deferred Thailand
      capital gains tax of $123,539).......      (26,397,406)
   Foreign currencies......................        9,049,313
                                              ----------------
                                                 (17,348,093)
                                              ----------------
Net loss on investments and foreign
   currencies..............................      (32,296,774)
                                              ----------------
Net Decrease in Net Assets
Resulting from Operations..................     $(34,062,813)
                                              ----------------
                                              ----------------


PRUDENTIAL PACIFIC GROWTH FUND, INC.
Statement of Changes in Net Assets


Increase (Decrease)                   Year Ended October 31,
in Net Assets                         1995              1994
Operations
   Net investment loss.........  $    (1,766,039)   $  (5,622,111)
   Net realized gain (loss) on
      investment and foreign
      currency transactions....      (14,948,681)       2,992,416
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies...............      (17,348,093)      24,029,033
                                 ---------------    -------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      (34,062,813)      21,399,338
                                 ---------------    -------------
   Net equalization credits....            5,303               --
                                 ---------------    -------------
Distributions in excess of net
   investment income (Note 1)
   Class A.....................               --         (293,320)
   Class B.....................               --         (658,425)
                                 ---------------    -------------
                                              --         (951,745)
                                 ---------------    -------------
Distributions to shareholders
   from net realized gains
   Class A.....................         (575,474)        (944,124)
   Class B.....................       (2,780,214)      (3,989,283)
   Class C.....................           (5,693)              --
                                 ---------------    -------------
                                      (3,361,381)      (4,933,407)
                                 ---------------    -------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from shares
      sold.....................    1,087,055,048      520,354,132
   Net asset value of shares
      issued in reinvestment of
      distributions............        3,169,310        5,612,542
   Cost of shares reacquired...   (1,166,639,139)    (297,243,493)
                                 ---------------    -------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.......      (76,414,781)     228,723,181
                                 ---------------    -------------
Total increase (decrease)......     (113,833,672)     244,237,367
Net Assets
Beginning of year..............      559,587,844      315,350,477
                                 ---------------    -------------
End of year....................  $   445,754,172    $ 559,587,844
                                 ---------------    -------------
                                 ---------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

Notes to Financial Statements             PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and had no operations other than the issuance of 5,000 shares each of Class A and Class B common stock for $100,000 on May 6, 1992 to Prudential Mutual Fund Management, Inc. (``PMF''). The Fund commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, realized foreign currrency gains (losses) are included in the reported net realized losses on investment transactions.
Net realized losses on foreign currency transactions of $1,512,294 represent net foreign exchange losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign
--------------------------------------------------------------------------------
8

Notes to Financial Statements             PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due to timing differences concerning recognition of income.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Deferred Organization Expenses: Approximately $200,000 of organization and initial registration costs have been deferred and are being amortized over the period of benefit not to exceed 60 months from the date the Fund commenced investment operations.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital by $1,904,622, increase accumulated net realized losses by $5,529,282 and to increase undistributed foreign exchange gains by $7,433,904 for foreign currency gains recognized for tax purposes during the fiscal year ended October 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B shares and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') (regardless of expenses actually incurred by them). The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were 25%, 1% and 1%, respectively of the average daily net assets of the Class A, Class B and Class C shares for the fiscal year ended October 31, 1995.
PMFD has advised the Fund that it has received approximately $359,000 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended October 31, 1995, it received approximately $1,816,400 and $2,400 in contingent deferred
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended October 31, 1995, the Fund incurred fees of approximately $771,000 for the services of PMFS. As of October 31, 1995, approximately $61,500 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 were $247,132,949 and $317,927,609, respectively.
The United States federal income tax basis of the Fund's investments at October 31, 1995 was $405,316,224 and accordingly, net unrealized appreciation for federal income tax purposes was $39,401,928 (gross unrealized appreciation--$59,625,599; gross unrealized depreciation--$20,223,671).
For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 1995 of approximately $17,227,000 which expires in 2003.
At October 31, 1995, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
  Foreign Currency    Settlement Date     Current
 Purchase Contract        Payable          Value       Depreciation
--------------------  ---------------   -----------   --------------
Japanese Yen,
  expiring 5/15/96-
  5/30/96...........    $38,497,129     $36,621,094    $ (1,876,035)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

                        Value at
 Foreign Currency    Settlement Date     Current
   Sale Contract       Receivable         Value       Appreciation
-------------------  ---------------   -----------   --------------
Japanese Yen,
  expiring 5/15/96
  5/30/96..........    $46,374,092     $36,621,094     $9,752,998
                     ---------------   -----------   --------------
                     ---------------   -----------   --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. At October 31, 1995, the Fund had a 1.22% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $11,403,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co. 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest was $278,800,077.
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest was $278,529,780.
Goldman, Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest was $278,460,050.
Smith Barney & Co., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest was $117,048,982.
------------------------------------------------------------
Note 6. Capital
The Fund currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special
--------------------------------------------------------------------------------
10

Notes to Financial Statements             PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into three classes, designated Class A, Class B and Class C common stock. Of the 28,832,643 shares of common stock issued and outstanding at October 31, 1995, PMF owned 5,000 Class A shares and 5,000 Class B shares and Prudential owned 211,960 Class A shares.
Transactions in shares of common stock for the years ended October 31, 1995 and 1994 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................   38,906,170    $ 589,161,551
Shares issued in reinvestment of
  distributions...................       36,104          541,915
Shares reacquired.................  (39,986,485)    (609,434,118)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,044,211)     (19,730,652)
Shares issued upon conversion from
  Class B.........................    1,476,233       20,877,944
                                    -----------    -------------
Net increase in shares
  outstanding.....................      432,022    $   1,147,292
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................    8,481,016    $ 142,276,687
Shares issued in reinvestment of
  distributions...................       68,502        1,139,181
Shares reacquired.................   (6,691,379)    (112,537,168)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,858,139    $  30,878,700
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended October 31, 1995:
Shares sold.......................   29,316,819    $ 437,515,082
Shares issued in reinvestment of
  distributions...................      177,755        2,621,884
Shares reacquired.................  (33,274,969)    (498,258,260)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (3,780,395)     (58,121,294)
Shares reacquired upon conversion
  into Class A....................   (1,504,465)     (20,877,944)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (5,284,860)   $ (78,999,238)
                                    -----------    -------------
                                    -----------    -------------
Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1994:
Shares sold.......................   22,664,100    $ 375,017,028
Shares issued in reinvestment of
  distributions...................      271,772        4,473,361
Shares reacquired.................  (11,011,611)    (182,353,187)
                                    -----------    -------------
Net increase in shares
  outstanding.....................   11,924,261    $ 197,137,202
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended October 31, 1995:
Shares sold.......................    4,052,224    $  60,378,415
Shares issued in reinvestment of
  distributions...................          373            5,511
Shares reacquired.................   (3,936,941)     (58,946,761)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      115,656    $   1,437,165
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994(a) through
  October 31, 1994
Shares sold.......................      183,643    $   3,060,417
Shares reacquired.................     (140,458)      (2,353,138)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       43,185    $     707,279
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Distributions
On December 7, 1995 the Board of Directors of the Fund declared dividends from foreign currency gains to Class A, B and C shareholders of $.189 per share, payable on December 15, 1995 to shareholders of record on December 12, 1995.
--------------------------------------------------------------------------------

Financial Highlights                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class A
                                  Class B

-----------------------------------------------------
------------------------

          July 24,

           1992(a)
                                                     Year Ended October 31,
           Through        Year Ended October 31,

-------------------------------------     October 31,
------------------------
                                               1995(e)       1994(e)
1993(e)          1992          1995(e)        1994(e)
                                              ----------     -------
----------     -----------     ----------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......     $  16.90      $ 16.10      $
10.65        $ 10.00        $  16.62       $  15.94
                                              ----------     -------
----------     -----------     ----------     ---------
Income from investment operations
Net investment income (loss)..............          .04         (.08)
(.01)         (.02)            (.08)         (.21)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions............................        (1.09)        1.15
5.48            .67           (1.06)         1.13
                                              ----------     -------
----------     -----------     ----------     ---------
  Total from investment operations........        (1.05)        1.07
5.47            .65           (1.14)          .92
                                              ----------     -------
----------     -----------     ----------     ---------
Less distributions
Distributions in excess of net investment
  income..................................           --         (.06)
(.02)            --              --          (.03)
Distributions from net realized gains.....         (.10)        (.21)
 --             --            (.10)         (.21)
                                              ----------     -------
----------     -----------     ----------     ---------
  Total distributions.....................         (.10)        (.27)
(.02)            --            (.10)         (.24)
                                              ----------     -------
----------     -----------     ----------     ---------
Net asset value, end of period............     $  15.75      $ 16.90      $
16.10        $ 10.65        $  15.38       $  16.62
                                              ----------     -------
----------     -----------     ----------     ---------
                                              ----------     -------
----------     -----------     ----------     ---------
TOTAL RETURN(d)...........................        (6.23)%       6.67%
51.39%          6.50%          (6.82)%        5.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........     $ 98,998      $98,921      $
64,353        $13,918        $344,313       $459,949
Average net assets (000)..................     $101,920      $92,233      $
26,264        $12,884        $368,771       $404,506
Ratios to average net assets:
  Expenses, including distribution fees...         1.46%        1.57%
1.63%          2.72%(b)        2.21%         2.33%
  Expenses, excluding distribution fees...         1.21%        1.33%
1.43%          2.52%(b)        1.21%         1.33%
  Net investment income (loss)............          .26%        (.50)%
(.04)%        (.75)%(b)        (.55)%       (1.27)%
Portfolio turnover........................           54%          56%
 44%             0%             54%           56%

     Class C

--------------------------
                                                            July 24,
Year         August 1,
                                                             1992(a)
Ended          1994(c)
                                                             Through
October         Through
                                                           October 31,
31,         October 31,
                                             1993(e)          1992
1995(e)         1994(e)
                                            ----------     -----------
----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $  10.63        $ 10.00
$16.62         $ 16.68

-----           -----
                                            ----------     -----------
Income from investment operations
Net investment income (loss)..............       (.10)          (.04)
(.08)           (.06)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions............................       5.43            .67
(1.06)             --

-----           -----
                                            ----------     -----------
  Total from investment operations........       5.33            .63
(1.14)           (.06)

-----           -----
                                            ----------     -----------
Less distributions
Distributions in excess of net investment
  income..................................       (.02)            --
  --              --
Distributions from net realized gains.....         --             --
(.10)             --

-----           -----
                                            ----------     -----------
  Total distributions.....................       (.02)            --
(.10)             --

-----           -----
                                            ----------     -----------
Net asset value, end of period............   $  15.94        $ 10.63
$15.38         $ 16.62

-----           -----

-----           -----
                                            ----------     -----------
                                            ----------     -----------
TOTAL RETURN(d)...........................      50.17%          6.30%
(6.82)%          (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $250,997        $20,050
$2,443         $   718
Average net assets (000)..................   $ 74,590        $16,025
$1,624         $   458
Ratios to average net assets:
  Expenses, including distribution fees...       2.37%          3.52%(b)
2.21%           3.00%(b)
  Expenses, excluding distribution fees...       1.37%          2.52%(b)
1.21%           2.00%(b)
  Net investment income (loss)............       (.83)%       (1.55)%(b)
(.43)%        (1.64)%(b)
Portfolio turnover........................         44%             0%
  54%             56%

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------
12                       See Notes to Financial Statements.

Independent Auditors' Report              PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Pacific Growth Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Pacific Growth Fund, Inc., as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period July 24, 1992 (commencement of investment operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 13, 1995

Federal Income Tax Information            PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the federal income tax status of
dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1995, the Fund paid a long-term capital gain distribution of $.1025 per share (Class A, Class B and Class C) which is taxable as such.
In January 1996, you will be advised on IRS Form 1099, DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1995.
--------------------------------------------------------------------------------

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

          -- Prudential Pacific Growth Fund, Inc.     - MSCI Pacific Index

The Prudential Pacific Growth Fund Fund, Inc. and the
MSCI Pacific Index: Comparing a $10,000 Investment.

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential Pacific Growth Fund (Class A, Class B and Class C) with a similar investment in the Morgan Stanley Capital International Pacific Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (October
31), as measured on a quarterly basis, beginning in 1992 for Class A shares and Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Morgan Stanley Capital International Pacific Index is a weighted index comprised of approximately 416 companies listed in the stock markets of Japan, Hong Kong, Singapore/Malaysia, Australia and New Zealand. The Pacific Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Pacific Index may differ substantially from the securities in the Fund. The Pacific Index is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852
Internet Address:
http:\\www.prudential.com

(LOGO)

Directors
Stephen C. Eyre
Delayne D. Gold
Don G. Hoff
Harry A. Jacobs, Jr.
Sidney R. Knafel
Robert E. LaBlanc
Thomas A. Owens, Jr.
Richard A. Redeker
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman LLP
919 Third Avenue
New York, NY 10022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743941106  MF157E
743941205  Cat. #444566S
743941304